LIABILITIES IN RESPECT OF IIA GRANTS	12 Months Ended
Dec. 31, 2018
Disclosure of israeli innovation authority grants [Abstract]
ISRAELI INNOVATION AUTHORITY GRANTS
NOTE 12:-	LIABILITIES IN RESPECT OF IIA GRANTS

	Year ended December 31,
	2017	2018

Balance as of January 1	6,888	7,437
Grants received	401	93
Royalties	(81)	(103)
Amounts carried to Profit or Loss	229	287
Balance as of Decmber 31	7,437	7,714

Current maturities	(57)	(146)

Long term liabilities in respect of IIA grants	7,380	7,568

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants actually received by the Company from the IIA including accrued LIBOR interest, net of royalties as of December 31, 2018 is approximately $ 13,692, while the amortized cost of this liability as of that date is $ 7,714, using the interest method.